SSGA Funds

(the “Trust”)

Supplement dated April 28, 2017 to the

Statement of Additional Information (the “SAI”)

dated December 19, 2016, as supplemented

Effective May 1, 2017 (the “Effective Date”), State Street Global Markets, LLC, the distributor of each series of the Trust, will be renamed State Street Global Advisors Funds Distributors, LLC.

Accordingly, as of the Effective Date, all references in the SAI to State Street Global Markets, LLC and SSGM are hereby replaced with State Street Global Advisors Funds Distributors, LLC and SSGA FD, respectively, and the first paragraph of the sub-section entitled “DISTRIBUTOR” within the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES” is hereby deleted and replaced in its entirety as follows:

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) serves as the distributor of Fund shares pursuant to a distribution agreement (the “Distribution Agreement”), as amended. The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. SSGA FD offers the shares of each Fund on an agency or “best efforts” basis under which the SSGA Funds shall only issue such shares as are actually sold. SSGA FD is an indirect wholly owned subsidiary of State Street Corporation. SSGA FD’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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